Unifi, Inc. For the Year and Fourth Quarter Ended June 26, 2011 Conference Call Exhibit 99.2

Cautionary Statement
Unifi, Inc.
Fourth Qtr. Conf. Call
July 28, 2011
Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc (the “Company”) that are based on management’s current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions.  Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof.  The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.
Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-
looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies’ policies and legislation, and proceeds received from the sale of assets held for disposal.  In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control.  Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.

Income Statement Highlights
(Amounts in Thousands, Except Percentages) (Unaudited)
Unifi, Inc.
Fourth Qtr. Conf. Call
July 28, 2011
Net sales 194,852 $      100.0% 176,960 $      100.0%
Gross profit 17,569 9.0% 18,248 10.3%
Selling, general and administrative expense 10,744 5.5% 11,615 6.6%
Operating profit
(1)
6,825 3.5% 6,633 3.7%
Interest expense 3,843 5,477
Equity in earnings of unconsolidated affiliates (12,465) (5,846)
Income from operations before income taxes 16,642 7,562
Net income 13,514 5,472
(1) Gross profit less Selling, general, and administrative expense
June 26, 2011 June 27, 2010
For the Quarters Ended

Income Statement Highlights
(Amounts in Thousands, Except Percentages) (Unaudited)
Unifi, Inc.
Fourth Qtr. Conf. Call
July 28, 2011
Net sales 707,838 $     100.0% 616,753 $      100.0%
Gross profit 72,960 10.3% 71,500 11.6%
Selling, general and administrative expense 42,967 6.1% 46,183 7.5%
Operating profit
(1)
29,993 4.2% 25,317 4.1%
Interest expense 19,190 21,889
Equity in earnings of unconsolidated affiliates (24,352) (11,693)
Income from operations before income taxes 32,422 18,371
Net income 25,089 10,685
(1) Gross profit less Selling, general, and administrative expense
June 26, 2011 June 27, 2010
For the Years Ended

Volume and Pricing Highlights
(Unaudited)
Unifi, Inc.
Fourth Qtr. Conf. Call
July 28, 2011
Volume Price Volume Price
Polyester (2.5%) 18.8% 7.0% 13.3%
Nylon (14.4%) 6.8% (2.1%) 1.5%
Consolidated (4.0%) 14.1% 5.9% 8.9%
Volume Price
Polyester 3.2% 7.5%
Nylon 1.8% 3.0%
Consolidated 3.1% 6.3%
Quarter over trailing quarter
June 26, 2011 vs. March 27, 2011
Quarter over quarter Year over year
June 26, 2011 vs. June 27, 2010 June 26, 2011 vs. June 27, 2010
For the Quarters Ended
For the Quarters Ended
For the Years Ended

Balance Sheet Highlights
(Amounts in Thousands, Except Percentages) (Unaudited)
Unifi, Inc.
Fourth Qtr. Conf. Call
July 28, 2011
June 26, March 27, June 27,
2011 2011 2010
Cash 27,490 $           19,142 $           42,691 $
Short-Term Debt 10,341 $           335 $                  15,327 $
Long-Term Debt 158,322 171,522 164,063
Total Debt 168,663 171,857 179,390
Net Debt 141,173 $         152,715 $         136,699 $
Accounts Receivable 100,177 $         104,665 $         91,243 $
Inventory 134,883 136,715 111,007
Accounts Payable (42,842) (48,352) (40,662)
Accrued Expenses (17,463) (18,473) (21,725)
Adjusted Working Capital 174,755 $         174,555 $         139,863 $
Quarterly Sales 194,852 $         178,164 $         176,960 $
Working Capital as a Percentage of Sales (1) 22% 24% 20%
(1)  Adjusted Working Capital divided by annualized Quarterly Sales

Equity Affiliates Highlights
(Amounts in Thousands) (Unaudited)
Unifi, Inc.
Fourth Qtr. Conf. Call
July 28, 2011
June 26, 2011 June 27, 2010 June 26, 2011 June 27, 2010
Earnings (Losses)
Parkdale America (34%) 12,047 $                      5,534 $                       22,655 $                    11,605 $
Other (363) 288 1,251 803
Intercompany Eliminations 781 24 446 (715)
Total 12,465 $                      5,846 $                       24,352 $                    11,693 $
Distributions
Parkdale America (34%) 1,581 $                        1,654 $                       4,500 $                      3,265 $
Other - - 1,400 -
Total 1,581 $                        1,654 $                       5,900 $                      3,265 $
Quarters Ended Years Ended

Adjusted EBITDA Reconciliation to Net Income
(Amounts in Thousands) (Unaudited)
Unifi, Inc.
Fourth Qtr. Conf. Call
July 28, 2011
June 26, June 27, June 26, June 27,
2011 2010 2011 2010
Net income 13,514 $        5,472 $          25,089 $        10,685 $
Provision for income taxes 3,128 2,090 7,333 7,686
Interest expense, net 3,327 4,707 16,679 18,764
Depreciation and amortization expense 5,998 6,483 25,561 26,312
EBITDA 25,967 $        18,752 $        74,662 $        63,447 $
Equity in earnings of unconsolidated affiliates (12,465) (5,846) (24,352) (11,693)
Consolidated EBITDA 13,502 $        12,906 $        50,310 $        51,754 $
Restructuring charges 147 485 1,702 739
Startup costs 525 860 3,065 1,027
Non-cash compensation expense, net of distributions 266 256 1,361 2,555
Loss (gain) on extinguishment of debt - - 3,337 (54)
Other (383) (359) 684 (765)
Adjusted EBITDA 14,057 $        14,148 $        60,459 $        55,256 $
For the Quarters Ended For the Years ended

Non-GAAP Financial Measures
Unifi, Inc.
Fourth Qtr. Conf. Call
July 28, 2011
Non-GAAP Financial Measures

     Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors.
     EBITDA and Adjusted EBITDA
     EBITDA represents net income or loss before income tax expense, net interest expense, and depreciation and amortization expense (excluding interest portion of amortization).  Consolidated EBITDA represents EBITDA adjusted to exclude equity in earnings and losses of unconsolidated affiliates.  Adjusted EBITDA represents Consolidated EBITDA adjusted to exclude restructuring charges, startup costs, non-cash compensation expense net of distributions, gains or losses on extinguishment of debt, and other adjustments.  Other adjustments include gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains or losses, impairment of long-lived assets, other non-operating expense, and gain from sale of nitrogen credits.  We present Adjusted EBITDA as a supplemental measure of our operating performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of “high-
yield” issuers to meet debt service obligations.
     EBITDA, Consolidated EBITDA and Adjusted EBITDA are alternative views of performance used by management and we believe that investors’
understanding of our performance is enhanced by disclosing these performance measures.  Our management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) unusual items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions.  Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation.
      We believe that the use of EBITDA, Consolidated EBITDA and Adjusted EBITDA as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies.  We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; depreciation and amortization are non-cash charges.  Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance.  The other items excluded from Adjusted EBITDA are excluded in order to better reflect the performance of our continuing operations.
     In evaluating EBITDA, Consolidated EBITDA and Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of EBITDA, Consolidated EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.  EBITDA, Consolidated EBITDA, and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Non-GAAP Financial Measures - continued
Unifi, Inc.
Fourth Qtr. Conf. Call
July 28, 2011
Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
    •  it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;
    •  it does not reflect changes in, or cash requirements for, our working capital needs;
    •  it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt;
    •  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;
    •  it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
    •  it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations;
    •  it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and
    •  other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.
     Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only as supplemental information.